Exhibit 11

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of IMP, Inc., a Delaware corporation, and that this Agreement may be included as an exhibit to such joint filing.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 17, 2002.


                                    TEAMASIA MAURITIUS


                                    By:  /s/ C. Vivek
                                       ----------------------------------
                                    Name:   C. Vivek
                                    Title:  Director


                                    TEAMASIA SEMICONDUCTORS (INDIA) LTD.


                                    By:  /s/ C. Vivek
                                       ----------------------------------
                                    Name:   C. Vivek
                                    Title:  Alternate Director


                                    SEMICONDUCTORS LTD.
                                    By:  /s/ Srinivas Chidambaram
                                        -----------------------------------
                                    Name:  Srinivas Chidambaram
                                    Title:  Attorney In Fact



                                    THE HSBC PRIVATE EQUITY FUND 2 LIMITED

                                    By:  /s/ Srinivas Chidambaram
                                         -----------------------------------
                                    Name:  Srinivas Chidambaram
                                    Title:  Attorney In Fact


                                    THE HSBC PRIVATE EQUITY INDIA FUND LIMITED

                                    By:  /s/ Srinivas Chidambaram
                                         ------------------------------------
                                    Name: Srinivas Chidambaram
                                    Title: Director, HSBC Private Equity
                                           Management (Mauritius) Limited,
                                           Investment Manager of The HSBC
                                           Private Equity India Fund Limited